Financial instruments	12 Months Ended
Jun. 30, 2019
Financial Instruments [Abstract]
Financial instruments
Financial instruments

a)	Credit risk

Credit risk arises from cash, cash held in trust as well as credit exposure to customers, including outstanding trade receivables. The Company manages credit risk on cash and cash equivalents by ensuring that the counterparties are banks, governments and government agencies with high credit ratings.
The maximum exposure to credit risk for cash, cash held in trust and trade receivables approximate the amount recorded on the consolidated balance sheet of $237,018 at June 30, 2019 (2018 - $228,542).
The balance of trade amounts receivable are mainly with Canadian broadcasters and large international distribution companies. Management manages credit risk by regularly reviewing aged accounts receivables and appropriate credit analysis. The Company has booked an allowance for doubtful accounts of approximately 3.40% against the gross amounts for certain trade amounts receivable and management believes that the net amount of trade amounts receivable is fully collectible. In assessing credit risk, management includes in its assessment the long-term receivables and considers what impact the long-term nature of the receivable has on credit risk. This reduces the risk, as the Company is only exposed to the amounts receivable related to the revenue it records.

b)	Interest rate risk

The Company is exposed to interest rate risk arising from fluctuations in interest rates as its interim production financing, certain long-term debt and a portion of cash and cash equivalents and cash held in trust bear interest at floating rates. A 1% (100 bps) fluctuation in the interest rate on the Company's variable rate debt instruments would have an approximate $4,000 to $5,000 effect on net income before income taxes.

c)	Liquidity risk

The Company manages liquidity by forecasting and monitoring operating cash flows and through the use of finance leases, interim production financing and maintaining revolving credit facilities. As at June 30, 2019, the Company had cash on hand of $39,999 (June 30, 2018 - $46,550).
Results of operations for any period are dependent on the number and timing of film and television programs delivered, which cannot be predicted with certainty. Consequently, the Company’s results from operations may fluctuate materially from period-to-period and the results of any one period are not necessarily indicative of results for future periods. Cash flows may also fluctuate and are not necessarily closely correlated with revenue recognition. During the initial broadcast of the rights, the Company is somewhat reliant on the broadcaster’s budget and financing cycles and at times the license period gets delayed and commences at a later date than originally projected.
The Company’s film and television revenues vary significantly from quarter to quarter driven by contracted deliveries with the primary broadcasters. Although with the Company’s recent diversification of its revenue mix, particularly in the strengthening of the distribution revenue stream and addition of the broadcasting revenue stream, some of the quarterly unevenness is improving slightly and becoming more predictable. Distribution revenues are contract and demand driven and can fluctuate significantly from year-to-year. The Company maintains appropriate cash balances and has access to financing facilities to manage fluctuating cash flows.
The Company obtains interim production financing to provide funds until such time as the federal and provincial film tax credits are collected. Upon collection of the film tax credits, the related interim production financing is repaid.

d)	Currency risk

The Company’s activities involve holding foreign currencies and incurring production costs and earning revenues denominated in foreign currencies. These activities result in exposure to fluctuations in foreign currency exchange rates. The Company periodically enters into foreign exchange purchases contracts to manage its foreign exchange risk on USD, GBP and Euro denominate contracts. At June 30, 2019, the Company revalued its financial instruments denominated in a foreign currency at the prevailing exchange rates. A 1% change in the USD, GBP, JPY or Euro foreign exchange rates would have an approximate $6,000 effect on net income and comprehensive income.
Contractual maturity analysis for financial liabilities

		Less than	1 to 3	4 to 5	After 5
	Total	1 year	years	years	years
	$	$	$	$	$

Accounts payable and accrued liabilities	103,487	103,487	—	—	—
Interim production financing	92,448	92,448	—	—	—
Other long-term liabilities	3,283	—	3,283	—	—
Senior unsecured convertible debentures	183,198	8,225	16,450	16,450	142,073
Term facility	470,656	19,018	23,035	428,603	—
Finance lease obligations	6,589	3,362	3,187	40	—

	859,661	226,540	45,955	445,093	142,073

Contractual payments in the table above includes fixed rate interest payments but excludes variable rate interest payments and are not discounted. Other long-term liabilities exclude deferred lease inducements as these do not require any future contractual payments.

e)	Fair values

Financial instruments recorded at fair value on the consolidated balance sheet are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The value hierarchy has the following levels:

Level 1 -	Valuation based on quoted prices observed in active markets for identical assets and liabilities.
Level 2 -
Valuation techniques based on inputs that are quoted prices of similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; inputs other than quoted prices used in a valuation model that are observable for that instrument, and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 -	Valuation techniques with significant unobservable market inputs.

A financial instrument is classified to the lowest of the hierarchy for which a significant input has been considered in measuring fair value.

Fair value estimates are made at a specific point in time based on relevant market information. These are estimates and involve uncertainties and matters of significant judgment and cannot be determined with precision. Changes in assumptions and estimates could significantly affect fair values.

Financial assets and liabilities measured at fair value

	June 30, 2019		June 30, 2018
	Fair value hierarchy	Fair value(1)	Fair value hierarchy	Fair value(1)
		$		$
Embedded Derivatives(2)	Level 2	(4,755)	Level 2	(11,940)

(1) The Company values its derivatives using valuations that are calibrated to the initial trade prices. Subsequent valuations are based on observable inputs to the valuation model.
(2) The fair value of embedded derivatives are estimated using valuation models.

Financial assets and liabilities not measured at fair value

The carrying amounts reported on the consolidated financial statements for cash on hand, cash held in trust, amounts receivables and accounts payable and accrued liabilities all approximate their fair values due to their immediate or short-term nature. Bank indebtedness was renegotiated during the previous year to reflect current interest rates; therefore, management believes the carrying amounts also approximate their fair values. Cash has a hierarchy of Level 1, all other values listed above are listed as Level 3.

The carrying amount of all financial instruments presented in the consolidated balance sheet approximate their fair values, except for the Senior Unsecured Convertible Debentures as follows:

	June 30, 2019			June 30, 2018
	Fair value hierarchy	Fair value liability	Carrying value	Fair value hierarchy	Fair value liability	Carrying value
		$	$		$	$
Senior Unsecured Convertible Debentures(1)	Level 1	103,600	116,096	Level 1	123,200	112,870

(1) The fair value of the convertible debentures is based on market quotes as these are actively traded on the open exchange.